Exhibit 10.1

FOURTH AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

           THIS FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of April 30, 2008, but effective as of the Effective Date (hereinafter defined), among THE VAIL CORPORATION, a Colorado corporation doing business as “Vail Associates, Inc.” (the “Company”), the LENDERS (as defined in the Credit Agreement referenced below) party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (hereinafter defined).

R E C I T A L S

           A.           The Company has entered into that certain Fourth Amended and Restated Credit Agreement dated as of January 28, 2005, with Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and certain other agents and lenders party thereto, as amended by that certain First Amendment to Fourth Amended and Restated Credit Agreement dated as of June 29, 2005, that certain Second Amendment to Fourth Amended and Restated Credit Agreement dated as of February 17, 2006, and that certain Limited Waiver, Release, and Third Amendment to Fourth Amended and Restated Credit Agreement dated as of March 13, 2007 (as amended, the “Credit Agreement”).  Unless otherwise indicated herein, all capitalized terms used herein shall have the meanings set forth in the Credit Agreement, and all Section references herein shall be references to sections in the Credit Agreement.

B.           The Company has requested certain amendments to the Credit Agreement, which, among other things, (i) modify certain financial covenants, and (ii) clarify certain calculations under the Credit Agreement as they relate to the Company’s ownership interest in SSI Venture LLC.

           Subject to the terms and conditions set forth herein, the Company, the Lenders party hereto, the Guarantors (by execution of the attached Guarantors’ Consent and Agreement), and the Administrative Agent agree as follows:

1.           Amendments.

(a)           New Definition.  Section 1.1 (Definitions) is amended by inserting the following new definition alphabetically to read as follows:

“Borrower’s Ownership Percentage means, for any period, the weighted average membership interest held directly or indirectly by Borrower in SSI (expressed as a percentage) during such period.”

(b)           Modification of Definition of Adjusted EBITDA.  Section 1.1 (Definitions) is amended by modifying the definition of “Adjusted EBITDA” to read as follows:

“Adjusted EBITDA means, without duplication, for any period of determination, the sum of (a) EBITDA of the Restricted Companies (excluding non-recurring gains or losses), plus (b) Borrower’s Ownership Percentage of the EBITDA of SSI, plus (c) insurance proceeds (up to a maximum of $10,000,000 in the aggregate in any fiscal year) received by the Restricted Companies under policies of business interruption insurance (or under policies of insurance which cover losses or claims of the same character or type).  Adjusted EBITDA for all purposes under this Agreement shall (x) include, on a pro forma basis without duplication, all EBITDA of the Restricted Companies (and if SSI is not a Restricted Subsidiary, Borrower’s Ownership Percentage of the EBITDA of SSI) from assets acquired in accordance with this Agreement (including, without limitation, Restricted Subsidiaries formed or acquired in accordance with Section 9.10 hereof, and Unrestricted Subsidiaries re-designated as Restricted Subsidiaries in accordance with Section 9.11(b) hereof) during any applicable period, calculated as if such assets were acquired on the first day of such period, and (y) exclude, on a pro forma basis, all EBITDA of the Restricted Companies (and if SSI is not a Restricted Subsidiary, Borrower’s Ownership Percentage of the EBITDA of SSI) from assets disposed of in accordance with this Agreement during such period (including, without limitation, Restricted Subsidiaries re-designated as Unrestricted Subsidiaries in accordance with Section 9.11(a) hereof), calculated as if such assets were disposed of on the first day of such period.”

 (c)           Modification of Definition of Applicable Margin.  Section 1.1 (Definitions) is amended to reflect the change to the definition of “Adjusted EBITDA” by deleting the last sentence of the definition of “Applicable Margin”.

(d)           Modification of Definition of EBITDA.  Section 1.1 (Definitions) is amended by replacing the period at the end of the definition of “EBITDA” with a semi-colon, and adding the following proviso:

“provided however, that if cash distributed to a Restricted Company by a Real Estate Joint Venture that is an Unrestricted Company exceeds the aggregate amount of all cash, and the Restricted Company’s basis in property and other assets, contributed by such Restricted Company to such Real Estate Joint Venture, then the amount of such excess shall be included in the EBITDA of such Restricted Company.”

 (e)           Modification of Definition of Funded Debt.  Section 1.1 (Definitions) is amended by modifying the proviso to the definition of “Funded Debt” to read as follows:

“provided, that, for purposes of calculating the Funded Debt of the Restricted Companies under this Agreement, if SSI is not a Restricted Subsidiary, then (unless otherwise indicated) Borrower’s Ownership Percentage of the principal of and interest on SSI’s Funded Debt shall be included in each such calculation.”

(f)           Modification of Definition of Net Income.  Section 1.1 (Definitions) is amended by modifying clause (b) of the definition of “Net Income” to read as follows:

“(b)           if SSI is not a Restricted Subsidiary, then (unless otherwise indicated) Borrower’s Ownership Percentage of the Net Income of SSI shall be included in each such calculation; and”.

(g)           Modification of Definition of Total Assets.  Section 1.1 (Definitions) is amended by modifying the definition of “Total Assets” to read as follows:

“Total Assets means, as of any date of determination for the Restricted Companies on a consolidated basis, the book value of all assets of the Restricted Companies (as determined in accordance with GAAP), and if SSI is not a Restricted Company, Borrower’s Ownership Percentage of the book value of all assets of SSI.”

(h)           Modification of Negative Covenants.  Clause (c)(ii) of Section 10.11 is amended to reflect the change to the definition of “Adjusted EBITDA” by deleting everything after the semicolon therein.

(i)           Modification of Financial Covenants.  Section 11 (Financial Covenants) is amended as follows:

(i) The second sentence of the introductory paragraph of Section 11 is amended to read as follows to reflect the change to the definition of “Adjusted EBITDA”:

“Borrower shall calculate each such ratio after giving effect to the provisions of Section 1.3 hereof.”

(ii)           Section 11.3 (Minimum Net Worth) is amended by replacing clause (d) thereof with the following:

“(c) 100% of any Net Proceeds received by any Restricted Company from the offering, issuance, or sale of equity securities of a Restricted Company after October 31, 2004 (other than Net Proceeds received from another Company or from the exercise of employee stock options).”

(iii)           Section 11.5 (Capital Expenditures) is amended to modify the limit on capital expenditures as a percentage of Total Assets by replacing “10%” therein with “15%”.

(j)           Modification of Schedule 8.2.  Schedule 8.2 (Corporate Organization and Structure) is revised as set forth on Annex A attached hereto.

(k)           Modification of Compliance Certificate.   The Compliance Certificate is modified by revising “Annex A” thereto in its entirety as set forth on Annex B hereto.

2.           Representations and Warranties.  As a material inducement to the Lenders and the Administrative Agent to execute and deliver this Amendment, the Company represents and warrants to the Lenders and the Administrative Agent (with the knowledge and intent that Lenders are relying upon the same in entering into this Amendment) that: (a) the Company and the Guarantors have all requisite authority and power to execute, deliver, and perform their respective obligations under this Amendment and the Guarantors’ Consent and Agreement, as the case may be, which execution, delivery, and performance have been duly authorized by all necessary action, require no Governmental Approvals, and do not violate the respective certificates of incorporation or organization, bylaws, or operating agreement, or other organizational or formation documents of such Companies; (b) upon execution and delivery by the Company, the Guarantors, the Administrative Agent, and the Lenders, this Amendment will constitute the legal and binding obligation of the Company and each Guarantor, enforceable against such entities in accordance with the terms of this Amendment, except as that enforceability may be limited by general principles of equity or by bankruptcy or insolvency laws or similar laws affecting creditors’ rights generally; (c) all representations and warranties in the Loan Papers are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a specific date or the facts on which any of them are based have been changed by transactions contemplated or permitted by the Credit Agreement; and (d) no Default or Potential Default has occurred and is continuing.

3.           Conditions Precedent to Effectiveness.  This Amendment shall be effective on the date (the “Effective Date”) upon which the Administrative Agent receives each of the following items:

(a)           counterparts of this Amendment executed by the Company, the Administrative Agent, and Required Lenders;

(b)           the Guarantors’ Consent and Agreement executed by each Guarantor;

(c)           legal opinions of Fiona E. Arnold, Senior Vice President and General Counsel of Vail Resorts, Inc., and Hogan & Hartson LLP, each in form and substance satisfactory to the Administrative Agent;

(d)           an Officers’ Certificate for the Restricted Companies (i) attaching resolutions authorizing the transactions contemplated hereby, (ii) certifying that no changes have been made to the Restricted Companies’ respective articles of incorporation or organization, bylaws, or operating agreements since the date such documents were previously provided to the Administrative Agent, as applicable, (iii) listing the names and titles of the Responsible Officers, and (iv) providing specimen signatures for such Responsible Officers; and

(e)           a certificate signed by a Responsible Officer certifying that as of the Effective Date (i) all of the representations and warranties of the Companies in the Loan Papers are true and correct in all material respects (unless they specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, or are based on facts which have changed by transactions contemplated or permitted by the Credit Agreement), (ii) no Default or Potential Default exists under the Credit Agreement or would result from the execution and delivery of this Amendment, (iii) there has been no event or circumstance since July 31, 2007 that has had or could be reasonably expected to result in, either individually or in the aggregate, a Material Adverse Event, and (iv) except as set forth on Schedule 8.7 of the Credit Agreement or as disclosed in VRI’s Annual Report on Form 10-K for the year ended July 31, 2007, there is no action, suit, investigation, or proceeding pending or, to the knowledge of the Company, threatened, in any court or before any arbitrator or Governmental Authority that is reasonably likely to be determined adversely to any Company and, if so adversely determined, would result in a Material Adverse Event.

4.           Expenses.  The Company shall pay all reasonable out-of-pocket fees and expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of the Administrative Agent’s counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

5.           Miscellaneous.  Unless stated otherwise herein, (a) the singular number includes the plural, and vice versa, and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions shall not be construed in interpreting provisions of this Amendment, (c) this Amendment shall be governed by and construed in accordance with the laws of the State of New York, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it shall nevertheless remain enforceable, (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts shall be construed together to constitute the same document, (f) this Amendment is a “Loan Paper” referred to in the Credit Agreement, and the provisions relating to Loan Papers in Section 14 of the Credit Agreement are incorporated herein by reference, (g) this Amendment, the Credit Agreement, as amended by this Amendment, and the other Loan Papers constitute the entire agreement and understanding among the parties hereto and supercede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof, and (h) except as provided in this Amendment, the Credit Agreement, the Notes, and the other Loan Papers are unchanged and are ratified and confirmed.

6.           Parties.  This Amendment binds and inures to the benefit of the Company, the Guarantors, the Administrative Agent, the Lenders, and their respective successors and assigns.

           The parties hereto have executed this Amendment in multiple counterparts as of the date first above written.
Remainder of Page Intentionally Blank.
Signature Pages to Follow.

THE VAIL CORPORATION (D/B/A “VAIL ASSOCIATES, INC.”), as the Company

By:           /s/ Jeffrey W. Jones
Name:             Jeffrey W. Jones
Title:               Senior Executive Vice President
          and Chief Financial Officer

Signature Page to
Fourth Amendment to Fourth Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:           /s/ Ronaldo Naval
Name:            Ronaldo Naval
Title:              Vice President

Signature Page to
Fourth Amendment to Fourth Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender

By:           /s/ David McCauley
Name:            David McCauley
Title:              Senior Vice President

Signature Page to
Fourth Amendment to Fourth Amended and Restated Credit Agreement

LASALLE BANK NATIONAL ASSOCIATION,
as a Lender

By:           /s/ David McCauley
Name:            David McCauley
Title:              Senior Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:           /s/ Greg Blanchard
Name:            Greg Blanchard
Title:              Vice President

Signature Page to
Fourth Amendment to Fourth Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:           /s/ Susan K. Petri
Name:            Susan K. Petri
Title:              Vice President

Signature Page to
Fourth Amendment to Fourth Amended and Restated Credit Agreement

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:           /s/ J.T. Johnston Coe
Name:            J.T. Johnston Coe
Title:              Managing Director

By:           /s/ Joanna Soliman
Name:            Joanna Soliman
Title:              Assistant Vice President

Signature Page to
Fourth Amendment to Fourth Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, NA,
as a Lender

By:           /s/ David L. Ericson
Name:            David L. Ericson
Title:              Senior Vice President

Signature Page to
Fourth Amendment to Fourth Amended and Restated Credit Agreement

COMPASS BANK,
as a Lender

By:
Name:
Title:

Signature Page to
Fourth Amendment to Fourth Amended and Restated Credit Agreement

COLORADO STATE BANK & TRUST,
as a Lender

By:
Name:
Title:

Signature Page to
Fourth Amendment to Fourth Amended and Restated Credit Agreement

COMERICA WEST INCORPORATED,
as a Lender

By:           /s/ Fatima Arshad
Name:            Fatima Arshad
Title:              Corporate Banking Officer

Signature Page to
Fourth Amendment to Fourth Amended and Restated Credit Agreement

GUARANTORS’ CONSENT AND AGREEMENT

As an inducement to Administrative Agent and Lenders to execute, and in consideration of and as a condition to Administrative Agent’s and Lenders’ execution of the foregoing Fourth Amendment to Fourth Amended and Restated Credit Agreement (the “Fourth Amendment”), the undersigned hereby consent to the Fourth Amendment, and agree that (a) the Fourth Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the respective obligations and liabilities of each of the undersigned under each Guaranty described in the Credit Agreement, or any agreements, documents or instruments executed by any of the undersigned to create liens, security interests or charges to secure any of the indebtedness under the Loan Papers, all of which obligations and liabilities are, and shall continue to be, in full force and effect, and (b) the Guaranty executed by each Guarantor is ratified, and the “Guaranteed Indebtedness” includes, without limitation, the “Obligation” (as defined in the Credit Agreement).  This consent and agreement shall be binding upon the undersigned, and the respective successors and assigns of each, and shall inure to the benefit of Administrative Agent and Lenders, and the respective successors and assigns of each, and shall be governed by and construed in accordance with the laws of the State of New York.

Vail Resorts, Inc.
Vail Holdings, Inc.
Beaver Creek Associates, Inc.
Beaver Creek Consultants, Inc.
Beaver Creek Food Services, Inc.
Breckenridge Resort Properties, Inc.
Bryce Canyon Lodge Company
Gillett Broadcasting, Inc.
Grand Teton Lodge Company
Heavenly Valley, Limited Partnership
Jackson Hole Golf and Tennis Club, Inc.
JHL&S LLC
Keystone Conference Services, Inc.
Keystone Development Sales, Inc.
Keystone Food and Beverage Company
Keystone Resort Property Management Company
Larkspur Restaurant & Bar, LLC
Lodge Properties, Inc.
Lodge Realty, Inc.
Mesa Verde Lodge Company
Mountain Thunder, Inc.
National Park Hospitality Company
One Ski Hill Place, LLC
Property Management Acquisition Corp., Inc.
Rockresorts Arrabelle, LLC
Rockresorts International, LLC
Rockresorts LLC
Rockresorts Cheeca, LLC
Rockresorts Eleven Biscayne, LLC
Rockresorts Equinox, Inc.
Rockresorts Hotel Jerome, LLC
Rockresorts LaPosada, LLC
Rockresorts (St. Lucia) Inc.
Rockresorts Third Turtle, Ltd.
Rockresorts Wyoming, LLC
Rockresorts Cordillera Lodge Company, LLC
Rockresorts Rosario, LLC
Rockresorts Ski Tip, LLC
SOHO Development, LLC
SSV Holdings, Inc.
Teton Hospitality Services, Inc.
Timber Trail, Inc.
The Village at Breckenridge Acquisition Corp., Inc.
VA Rancho Mirage I, Inc.
VA Rancho Mirage II, Inc.
VA Rancho Mirage Resort, L.P.
Vail/Arrowhead, Inc.
Vail Hotel Management Company, LLC
Vail Associates Holdings, Ltd.
Vail Associates Investments, Inc.
Vail Associates Real Estate, Inc.
Vail/Beaver Creek Resort Properties, Inc.
Vail Food Services, Inc.
Vail Resorts Development Company
Vail RR, Inc.
Vail Summit Resorts, Inc.
Vail Trademarks, Inc.
VAMHC, Inc.
VR Heavenly I, Inc.
VR Heavenly II, Inc.
VR Holdings, Inc.
Zion Lodge Company

By: /s/ Jeffrey W. Jones
Name:	Jeffrey W. Jones
Title:	Senior Executive Vice President
and Chief Financial Officer

Guarantors’ Consent and Agreement

ANNEX A

Schedule 8.2

(Attached)

Annex A to
Fourth Amendment

ANNEX B

Annex A to Exhibit D

CREDIT FACILITY COVENANTS CALCULATIONS

Subject Period:  ___________________, 200_

Months Ended - -
10.8(m) INVESTMENTS IN PERSONS
(i)Investments during Subject Period in Unrestricted Subsidiaries, Housing Districts and Metro Districts not otherwise permitted under Section 10.8(j)(ii), and other Persons (other than Restricted Subsidiaries) involved in Similar Businesses:

$
(ii)Investments during prior Subject Periods in Unrestricted Subsidiaries, Housing Districts and Metro Districts not otherwise permitted under Section 10.8(j)(ii), and other Persons (other than Restricted Subsidiaries) involved in Similar Businesses:

$
(iii) Investments set forth on part (b) of Schedule 10.8:	$
(iv)(10.8(m)(i) plus 10.8(m)(ii) plus 10.8(m)(iii)):	$

(v) $75,000,000:	$75,000,000
(vi) Book value of Total Assets:	$

(vii) 10% of 10.8(m)(vi):	$
(viii) Investment Limit (10.8(m)(v) plus 10.8(m)(vii)):	$
(ix) Net reductions in investments permitted under Section 10.8(m) in an aggregate amount not to exceed 10.8(m)(viii):	$
(x)Maximum permitted investments in Unrestricted Subsidiaries, Housing Districts and Metro Districts not otherwise permitted under Section 10.8(j)(ii), and other Persons (other than Restricted Subsidiaries) involved in Similar Businesses permitted after the Closing Date, and investments set forth on part (b) of Schedule 10.8 (10.8(m)(viii) plus 10.8(m)(ix)):

$
(xi) Fair market value of all assets owned by Restricted Subsidiaries on the Closing Date which have been contributed to Unrestricted Subsidiaries:	$
(xii) Is 10.8(m)(xi) less than $75,000,000?	Yes/No

(xiii)Are investments in Unrestricted Subsidiaries, Housing Districts and Metro Districts not otherwise permitted under Section 10.8(j)(ii), and other Persons (other than Restricted Subsidiaries) involved in Similar Businesses, and investments set forth on part (b) of Schedule 10.8 (10.8(m)(iv)), less than or equal to the maximum amount permitted (10.8(m)(x))?

Yes/No
10.9(d) DISTRIBUTIONS, LOANS, ADVANCES, AND INVESTMENTS
(i)Distributions under Section 10.9(d), and loans, advances, and investments made, which are not otherwise permitted under Section 10.8 during Subject Period:	$
(ii)Distributions under Section 10.9(d), and loans, advances, and investments made, which are not otherwise permitted under Section 10.8 during prior Subject Periods:	$
(iii)Aggregate Distributions under Section 10.9(d), and loans, advances, and investments made, which are not otherwise permitted under Section 10.8 (the sum of 10.9(d)(i) plus 10.9(d)(ii)):	$
(iv)Aggregate amount of Restricted Payments (as defined in the VRI Indenture) that VRI and its Restricted Subsidiaries are permitted to make under, and in accordance with, Section 4.10 of the VRI Indenture, as set forth in detail on Schedule I attached hereto:

$
(v)        Are aggregate Distributions under Section 10.9(d), and loans, advances, and investments made, which are not otherwise permitted under Section 10.8 (10.9(d)(iii)) less than the maximum amount of Restricted Payments permitted (10.9(d)(iv))?
Yes/No
11.1 RATIO OF NET FUNDED DEBT TO ADJUSTED EBITDA:
(i)All obligations of the Companies for borrowed money:	$
(ii)Minus all obligations of the Unrestricted Subsidiaries for borrowed money (the sum of items 11.1(ii)(A) through 11.1(ii)(AA) below):	($_____________ )
(A)SSI Venture LLC (weighted average of the membership interest not held by a Company) (if SSI is not a Restricted Subsidiary)	($_____________ )
(B)Colter Bay Café Court, LLC	($_____________ )
(C)Colter Bay Convenience Store, LLC	($_____________ )
(E)Colter Bay Corporation	($_____________ )
(E)Colter Bay General Store, LLC	($_____________ )
(F)Colter Bay Marina, LLC	($_____________ )
(G)Crystal Peak Lodge of Breckenridge, Inc.	($_____________ )
(H)Gross Ventre Utility Company	($_____________ )
(I)Jackson Hole Golf & Tennis Club Snack Shack, LLC	($_____________ )
(J)Jackson Lake Lodge Corporation	($_____________ )
(K)Jenny Lake Lodge, Inc.	($_____________ )
(L)Jenny Lake Store, LLC	($_____________ )
(M)Stampede Canteen, LLC	($_____________ )
(N)Eagle Park Reservoir Company	($_____________ )
(O)Rockresorts International Management Company	($_____________ )
(P)Forest Ridge Holdings, Inc.	($_____________ )
(Q)Arrabelle at Vail Square, LLC	($_____________ )
(R)Gore Creek Place, LLC	($_____________ )
(S)The Chalets at the Lodge at Vail, LLC	($_____________ )
(T)RCR Vail, LLC	($_____________ )
(U)Hunkidori Land Company, LLC	($_____________ )
(V)TCRM Company	($_____________ )
(W)VR Heavenly Concessions, Inc.	($_____________ )
(X)Stagecoach Development, LLC	($_____________ )
(Y) Vail Resorts Lodging Company	($_____________ )
(Z) La Posada Beverage Service, LLC	($_____________ )
(AA) Other Unrestricted Subsidiaries not listed above	($_____________ )
(iii)Plus the principal portion of all Capital Lease obligations of the Companies:	$_____________
(iv)Minus the principal portion of the Capital Lease obligations for the following Unrestricted Subsidiaries (the sum of items 11.1(iv)(A) through 11.1(iv)(AA) below):	($____________)
(A)SSI Venture LLC (weighted average of the membership interest not held by a Company) (if SSI is not a Restricted Subsidiary)	($_____________ )
(B)Colter Bay Café Court, LLC	($_____________ )
(C)Colter Bay Convenience Store, LLC	($_____________ )
(E)Colter Bay Corporation	($_____________ )
(E)Colter Bay General Store, LLC	($_____________ )
(F)Colter Bay Marina, LLC	($_____________ )
(G)Crystal Peak Lodge of Breckenridge, Inc.	($_____________ )
(H)Gross Ventre Utility Company	($_____________ )
(I)Jackson Hole Golf & Tennis Club Snack Shack, LLC	($_____________ )
(J)Jackson Lake Lodge Corporation	($_____________ )
(K)Jenny Lake Lodge, Inc.	($_____________ )
(L)Jenny Lake Store, LLC	($_____________ )
(M)Stampede Canteen, LLC	($_____________ )
(N)Eagle Park Reservoir Company	($_____________ )
(O)Rockresorts International Management Company	($_____________ )
(P)Forest Ridge Holdings, Inc.	($_____________ )
(Q)Arrabelle at Vail Square, LLC	($_____________ )
(R)Gore Creek Place, LLC	($_____________ )
(S)The Chalets at the Lodge at Vail, LLC	($_____________ )
(T)RCR Vail, LLC	($_____________ )
(U)Hunkidori Land Company, LLC	($_____________ )
(V)TCRM Company	($_____________ )
(W)VR Heavenly Concessions, Inc.	($_____________ )
(X)Stagecoach Development, LLC	($_____________ )
(Y) Vail Resorts Lodging Company	($_____________ )
(Z) La Posada Beverage Service, LLC	($_____________ )
(AA) Other Unrestricted Subsidiaries not listed above	($_____________ )
(v) Plus reimbursement obligations and undrawn amounts under Bond L/Cs supporting Bonds (other than Existing Housing Bonds) issued by Unrestricted Subsidiaries:	$
(vi)Minus Debt under Existing Housing Bonds:	$

(vii)Funded Debt of the Restricted Companies (11.1(i) minus 11.1(ii) plus 11.1(iii) minus 11.1(iv) plus 11.1(v) minus 11.1(vi)):	$
(viii) Cash of the Companies:	$
(ix) Minus cash of the Unrestricted Subsidiaries (the sum of items 11.1(ix)(A) through 11.1(ix)(AA) below):	($_____________ )

(A)SSI Venture LLC (weighted average of the membership interest not held by a Company) (if SSI is not a Restricted Subsidiary)	($_____________ )
(B)Colter Bay Café Court, LLC	($_____________ )
(C)Colter Bay Convenience Store, LLC	($_____________ )
(E)Colter Bay Corporation	($_____________ )
(E)Colter Bay General Store, LLC	($_____________ )
(F)Colter Bay Marina, LLC	($_____________ )
(G)Crystal Peak Lodge of Breckenridge, Inc.	($_____________ )
(H)Gross Ventre Utility Company	($_____________ )
(I)Jackson Hole Golf & Tennis Club Snack Shack, LLC	($_____________ )
(J)Jackson Lake Lodge Corporation	($_____________ )
(K)Jenny Lake Lodge, Inc.	($_____________ )
(L)Jenny Lake Store, LLC	($_____________ )
(M)Stampede Canteen, LLC	($_____________ )
(N)Eagle Park Reservoir Company	($_____________ )
(O)Rockresorts International Management Company	($_____________ )
(P)Forest Ridge Holdings, Inc.	($_____________ )
(Q)Arrabelle at Vail Square, LLC	($_____________ )
(R)Gore Creek Place, LLC	($_____________ )
(S)The Chalets at the Lodge at Vail, LLC	($_____________ )
(T)RCR Vail, LLC	($_____________ )
(U)Hunkidori Land Company, LLC	($_____________ )
(V)TCRM Company	($_____________ )
(W)VR Heavenly Concessions, Inc.	($_____________ )
(X)Stagecoach Development, LLC	($_____________ )
(Y) Vail Resorts Lodging Company	($_____________ )
(Z) La Posada Beverage Service, LLC	($_____________ )
(AA) Other Unrestricted Subsidiaries not listed above	($_____________ )
(x) Investments of the Companies in marketable obligations issued or unconditionally guaranteed by the U.S. or issued by any of its agencies and backed by the full faith and credit of the U.S., in each case maturing within one year from the date of acquisition:

$
(xi) Investments of the Companies in short-term investment grade domestic and eurodollar certificates of deposit or time deposits that are fully insured by the Federal Deposit Insurance Corporation or are issued by commercial banks organized under the Laws of the U.S. or any of its states having combined capital, surplus, and undivided profits of not less than $100,000,000 (as shown on its most recently published statement of condition):

$
(xii) Investments of the Companies in commercial paper and similar obligations rated “P-1” by Moody’s or “A-1” by S&P:	$
(xiii)Investments of the Companies in readily marketable Tax-free municipal bonds of a domestic issuer rated “A-2” or better by Moody’s or “A” or better by S&P, and maturing within one year from the date of issuance:
$
(xiv) Investments of the Companies in mutual funds or money marketaccounts investing primarily in items described in items 11.1(x)through (xiii) above:	$
(xv)Investments of the Companies in demand deposit accounts maintained in the ordinary course of business:	$
(xvi)Investments of the Companies in short-term repurchase agreements with major banks and authorized dealers, fully collateralized to at least 100% of market value by marketable obligations issued or unconditionally guaranteed by the U.S. or issued by any of its agencies and backed by the full faith and credit of the U.S.:

$
(xvii)Investments of the Companies in short-term variable rate demand notes that invest in tax-free municipal bonds of domestic issuers rated “A-2” or better by Moody’s or “A” or better by S&P that are supported by irrevocable letters of credit issued by commercial banks organized under the laws of the U.S. or any of its states having combined capital, surplus, and undivided profits of not less than $100,000,000:

$
(xviii)Temporary Cash Investments of the Companies (11.1(x) plus 11.1(xi) plus 11.1(xii) plus 11.1(xiii) plus 11.1(xiv) plus 11.1(xv) plus 11.1(xvi) plus 11.1(xvii)):	$
(xix) Minus Temporary Cash Investments of the UnrestrictedSubsidiaries (the sum of items 11.1(xix)(A) through 11.1(xix)(AA)below):	($_____________ )
(A)SSI Venture LLC (weighted average of the membership interest not held by a Company) (if SSI is not a Restricted Subsidiary)	($_____________ )
(B)Colter Bay Café Court, LLC	($_____________ )
(C)Colter Bay Convenience Store, LLC	($_____________ )
(E)Colter Bay Corporation	($_____________ )
(E)Colter Bay General Store, LLC	($_____________ )
(F)Colter Bay Marina, LLC	($_____________ )
(G)Crystal Peak Lodge of Breckenridge, Inc.	($_____________ )
(H)Gross Ventre Utility Company	($_____________ )
(I)Jackson Hole Golf & Tennis Club Snack Shack, LLC	($_____________ )
(J)Jackson Lake Lodge Corporation	($_____________ )
(K)Jenny Lake Lodge, Inc.	($_____________ )
(L)Jenny Lake Store, LLC	($_____________ )
(M)Stampede Canteen, LLC	($_____________ )
(N)Eagle Park Reservoir Company	($_____________ )
(O)Rockresorts International Management Company	($_____________ )
(P)Forest Ridge Holdings, Inc.	($_____________ )
(Q)Arrabelle at Vail Square, LLC	($_____________ )
(R)Gore Creek Place, LLC	($_____________ )
(S)The Chalets at the Lodge at Vail, LLC	($_____________ )
(T)RCR Vail, LLC	($_____________ )
(U)Hunkidori Land Company, LLC	($_____________ )
(V)TCRM Company	($_____________ )
(W)VR Heavenly Concessions, Inc.	($_____________ )
(X)Stagecoach Development, LLC	($_____________ )
(Y) Vail Resorts Lodging Company	($_____________ )
(Z) La Posada Beverage Service, LLC	($_____________ )
(AA) Other Unrestricted Subsidiaries not listed above	($_____________ )
(xx) Unrestricted Cash of the Restricted Companies (11.1(viii) minus11.1(ix) plus 11.1(xviii) minus 11.1(xix)):	$
(xxi) Unrestricted Cash of the Restricted Companies in excess of$10,000,000:	$
(xxii) Net Funded Debt (11.1(vii) minus 11.1(xxi)):	$
(xxiii)EBITDA of the Companies for the last four fiscal quarters:	$
(xxiv)Plus insurance proceeds (up to a maximum of $10,000,000 in the aggregate for any fiscal year) received by the Restricted Companies under policies of business interruption insurance (or under policies of insurance which cover losses or claims of the same character or type):
$

(xxv)Plus pro forma EBITDA of the Restricted Companies (and if SSI is not a Restricted Company, Borrower’s Ownership Percentage of the EBITDA of SSI) for assets acquired during such period (excluding EBITDA of Restricted Companies from cash distributions from Real Estate Joint Ventures that are Unrestricted Subsidiaries, to the extent such amounts are included in 11.1 (xxii)):
$
(xxvi)Minus pro forma EBITDA of the Restricted Companies (and if SSI is not a Restricted Company, Borrower’s Ownership Percentage of the EBITDA of SSI) for assets disposed of during such period:	($_____________ )
(xxvii)Minus EBITDA for such period attributable to the following Unrestricted Subsidiaries (sum of items 11.1(xxvii)(A) through 11.1(xxvii)(AA) below):	($_____________ )
(A)SSI Venture LLC (weighted average of the membership interest not held by a Company) (if SSI is not a Restricted Subsidiary)	($_____________ )
(B)Colter Bay Café Court, LLC	($_____________ )
(C)Colter Bay Convenience Store, LLC	($_____________ )
(E)Colter Bay Corporation	($_____________ )
(E)Colter Bay General Store, LLC	($_____________ )
(F)Colter Bay Marina, LLC	($_____________ )
(G)Crystal Peak Lodge of Breckenridge, Inc.	($_____________ )
(H)Gross Ventre Utility Company	($_____________ )
(I)Jackson Hole Golf & Tennis Club Snack Shack, LLC	($_____________ )
(J)Jackson Lake Lodge Corporation	($_____________ )
(K)Jenny Lake Lodge, Inc.	($_____________ )
(L)Jenny Lake Store, LLC	($_____________ )
(M)Stampede Canteen, LLC	($_____________ )
(N)Eagle Park Reservoir Company	($_____________ )
(O)Rockresorts International Management Company	($_____________ )
(P)Forest Ridge Holdings, Inc.	($_____________ )
(Q)Arrabelle at Vail Square, LLC	($_____________ )
(R)Gore Creek Place, LLC	($_____________ )
(S)The Chalets at the Lodge at Vail, LLC	($_____________ )
(T)RCR Vail, LLC	($_____________ )
(U)Hunkidori Land Company, LLC	($_____________ )
(V)TCRM Company	($_____________ )
(W)VR Heavenly Concessions, Inc.	($_____________ )
(X)Stagecoach Development, LLC	($_____________ )
(Y) Vail Resorts Lodging Company	($_____________ )
(Z) La Posada Beverage Service, LLC	($_____________ )
(AA) Other Unrestricted Subsidiaries not listed above	($_____________ )
(xxviii)Adjusted EBITDA (11.1(xxiii) plus 11.1(xxiv) plus 11.1(xxv) minus 11.1(xxvi) minus 11.1(xxvii)):	$
(xxix)Ratio of Net Funded Debt to Adjusted EBITDA (Ratio of 11.1(xxii) to 11.1(xxviii)):
(xxx)Maximum ratio of Net Funded Debt to Adjusted EBITDA permitted:	4.50 : 1.00
(xxxi)Is the ratio of Net Funded Debt to Adjusted EBITDA less than the maximum ratio permitted?	Yes/No
11.2 [RESERVED]

11.3 MINIMUM NET WORTH:
(a)Shareholders’ Equity determined in accordance with GAAP:	$
(b)$414,505,800:	$414,505,800
(c)Restricted Companies’ Net Income, if positive, for each fiscal year completed after October 31, 2004:	$
(d)75% of the total from 11.3(c):	$
(e)Net Proceeds received by any Restricted Company from the offering, issuance, or sale of equity securities of a Restricted Company after October 31, 2004 (other than Net Proceeds received from another Company or from the exercise of employee stock options):

$
(f)Minimum shareholders’ equity permitted (11.3(b) plus 11.3(d) plus 11.3(e)):	$
(g)Does Shareholders’ Equity exceed the minimum permitted?	Yes/No
11.4 INTEREST COVERAGE RATIO
(a)Adjusted EBITDA for the last four fiscal quarters (11.1(xxviii)):	$
(b)Interest expense on Funded Debt for the last four fiscal quarters:	$
(c)Amortization of deferred financing costs and original issue discounts:	$
(d)11.4(b) minus 11.4(c):	$
(e) Interest Coverage Ratio (Ratio of 11.4(a) to 11.4(d)):
(f) Minimum Interest Coverage Ratio permitted:	2.50 : 1.00
(g)Does the Interest Coverage Ratio exceed the minimum ratio permitted?	Yes/No
11.5 CAPITAL EXPENDITURES

(a)Aggregate capital expenditures of the Restricted Companies in the ordinary course of the business during each fiscal year (excluding (i) normal replacements and maintenance which are properly charged to current operations, and (ii) expenditures relating to real estate held for resale):
$
(b)Total Assets of the Restricted Companies (and, if SSI is not a Restricted Company, Borrower’s Ownership Percentage of the total assets of SSI) as of the last day of the fiscal year:	$

(c)Maximum capital expenditures permitted (15% of Total Assets of the Restricted Companies (and, if SSI is not a Restricted Company, Borrower’s Ownership Percentage of the total assets of SSI) set forth in 11.5(b)):

$
(d)Are aggregate capital expenditures less than the maximum amount permitted?	Yes/No

LETTERS OF CREDIT

Set forth on Schedule 1 attached hereto is a list of all issued and outstanding letters of credit issued for the account of any of the Companies, and the drawn and undrawn amounts thereunder